THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR
IMMEDIATE ATTENTION

LETTER OF TRANSMITTAL
TO TENDER ALL ISSUED ORDINARY SHARES
OF
PACIFIC INTERNET LIMITED
(Singapore company registration no. 199502086C)
AT
US$10.00 NET PER SHARE
PURSUANT TO THE OFFER TO PURCHASE
DATED 2 May 2007
BY
CONNECT HOLDINGS LIMITED
(Bermuda company registration no. 38611)

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME ON 7 JUNE 2007, 12:00 NOON, SINGAPORE TIME ON 7 JUNE 2007, UNLESS THE OFFER IS EXTENDED.

The Depositary for the Offer is:

The Bank of New York

By Hand or Overnight Delivery:	By Mail:
The Bank of New York Tender and Exchange Department 101 Barclay Street Receive & Delivery Window-Street Level New York, N.Y. 10286	The Bank of New York Tender and Exchange Department P.O. Box 11248 Church Street Station New York, N.Y. 10286-1248

By Facsimile Transmission (For Eligible Institutions Only):
Facsimile Transmission:
(212) 815 — 6433
To Confirm Facsimile Transmissions (For Eligible Institutions Only):
Confirm Receipt of Facsimile
By Telephone: (212) 815-6212

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE, DOES NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED THEREFOR AND COMPLETE THE SUBSTITUTE FORM W-9. THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

This Letter of Transmittal is to be used by shareholders of Pacific Internet Limited either if certificates for Shares (as defined below) are to be forwarded herewith or, unless an Agent’s Message (as defined in Instruction 2) is utilized, if delivery of Shares is to be made by book-entry transfer to an account maintained by the Depositary at The Depository Trust Company (the Book-Entry Transfer Facility), pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Shareholders who deliver Shares by book-entry transfer are referred to herein as “Book-Entry Shareholders” and other shareholders are referred to herein as “Certificate Shareholders.” Shareholders whose certificates for Shares are not immediately available or who cannot deliver either the certificates for, or a Book-Entry Confirmation (as defined in Section 3 of the Offer to Purchase) with respect to their Shares, and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in the Offer to Purchase) may tender their Shares in accordance with the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. See Instruction 2.

Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

DESCRIPTION OF SHARES TENDERED
Name(s) and Address(es) and Daytime Telephone
Number(s) of Registered Holder(s)
(Please Fill in, if Blank, Exactly as Name(s)	Shares Tendered
Appear(s) on Share Certificate(s))	(Attach Additional Signed List, if Necessary)
Total Number
of
Shares
	Share	Evidenced	Number of
	Certificate	by Share	Shares
	Number(s)*	Certificate(s)*	Tendered**

* Need not be completed if delivery is made by book-entry transfer.
** Unless otherwise indicated, it will be assumed that all Shares described above are being tendered. See Instruction 4.

☐  CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution

Account Number

Transaction Code Number

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY, ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Owner(s)

Date of Execution of Notice of Guaranteed Delivery

Name of Institution that Guaranteed Delivery

If delivered by book-entry transfer check box:  ☐

Account Number

Transaction Code Number

☐	CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE BEEN LOST OR DESTROYED AND SEE INSTRUCTION 11.

Number of Shares represented by the lost or destroyed certificates

SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)

To be completed ONLY if the cheque for the purchase price of Shares tendered and accepted for payment and/or certificates for Shares not tendered or not accepted for payment is/are to be issued in the name of someone other than the undersigned.

Issue:

☐  Cheque to:

☐  Certificate(s) to:

Name: _ _
                 (Please Print: First, Middle and Last Name)

Address: _ _

(Include Zip Code)

(Tax Identification or Social Security Number)

YOU MAY BE REQUIRED TO PROPERLY COMPLETE AND SIGN AN IRS FORM W-9 OR W-8BEN (OR OTHER APPLICABLE FORM, ALL OF WHICH ARE AVAILABLE FROM THE IRS AT www.irs.gov) TO AVOID BACKUP WITHHOLDING.
SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)
To be completed ONLY if the cheque for the purchase price of Shares tendered and accepted for payment and/or certificates for Shares not tendered or not accepted for payment is/are to be sent to someone other than the undersigned or to the undersigned at an address other than that above.

Mail:  ☐

Cheque and/or  ☐

Certificate(s) to:

Name: _ _
                 (Please Print: First, Middle and Last Name)

Address: _ _

(Include Zip Code)

(Tax Identification or Social Security Number)

YOU MAY BE REQUIRED TO PROPERLY COMPLETE AND SIGN AN IRS FORM W-9 OR W-8BEN (OR OTHER APPLICABLE FORM, ALL OF WHICH ARE AVAILABLE FROM THE IRS AT www.irs.gov) TO AVOID BACKUP WITHHOLDING.

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS

Ladies and Gentlemen:

The undersigned hereby tenders to Connect Holdings Limited, a Bermudan company (Purchaser), the above described ordinary shares (the Shares and each a Share) of Pacific Internet Limited, a Singapore company (PacNet), upon the terms and subject to the conditions set forth in Purchaser’s Offer to Purchase, dated 2 May 2007 (the Offer to Purchase), and this Letter of Transmittal (which, together with any amendments or supplements thereto or hereto, collectively constitute the Offer), receipt of which is hereby acknowledged.

Upon the terms and subject to the conditions of the Offer, effective upon acceptance for payment of, and payment for, the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser, all right, title and interest in and to, and any and all claims in respect of or arising or having arisen as a result of the undersigned’s status as a holder of, all the Shares that are being tendered hereby (and any and all non-cash dividends, distributions, return of capital, rights, other Shares, or other securities issued or issuable in respect thereof on or after 12 January 2007 (collectively, Distributions)), and irrevocably constitutes and appoints The Bank of New York (the Depositary), the true and lawful agent and attorney-in-fact of the undersigned, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to the full extent of the undersigned’s rights with respect to such Shares (and any such other claims or Distributions) (a) to deliver certificates for such Shares (and any Distributions) or transfer ownership of such Shares (and any Distributions) on the account books maintained by the Book-Entry Transfer Facility together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Purchaser, (b) to present such Shares (and any Distributions) for transfer on PacNet’s books and (c) to receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any such other claims or Distributions), all in accordance with the terms and subject to the conditions of the Offer.

If, on or after 12 January 2007, PacNet should declare or pay any cash dividend, other distribution or return of capital on the Shares, or issue with respect to the Shares any additional Shares, shares of any other class of capital stock, other voting securities or any securities convertible into, or rights, warrants or options, conditional or otherwise, to acquire, any of the foregoing, payable or distributable or issuable to shareholders of record on a date prior to the transfer of the Shares purchased pursuant to the Offer to the Purchaser or its nominee or transferee on PacNet’s stock transfer records, then, subject to the conditions of the Offer being satisfied or waived (if applicable):

(a) the offer price and other terms of the Offer may, in the sole discretion of the Purchaser, be reduced by the amount of any such cash dividend, cash distribution or return of capital; and/or

(b) the whole of any such non-cash dividend, distribution, return of capital or issuance to be received by the tendering shareholders will (i) be received and held by the tendering shareholders for the account of the Purchaser and will be required to be promptly remitted and transferred by each tendering shareholder to the Depositary for the account of the Purchaser, accompanied by appropriate documentation of transfer, or (ii) at the direction of the Purchaser, be exercised for the benefit of the Purchaser, in which case the proceeds of such exercise will promptly be remitted to the Purchaser. Pending such remittance and subject to applicable law, the Purchaser will be entitled to all rights and privileges as owner of any such non-cash dividend, distribution, return of capital, issuance or proceeds and may withhold the entire offer price or deduct from the offer price the amount or value thereof, as determined by the Purchaser in its sole discretion.

The undersigned represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the tendered Shares (and any such other claims or Distributions) and, when the same are accepted for payment by the Purchaser, the Purchaser will acquire good title thereto, free and clear of all liens, restrictions, claims and encumbrances and the same will not be subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed necessary or desirable by the Depositary or Purchaser to complete the sale, assignment and transfer of the tendered Shares (and any such other claims or Distributions). In addition, the undersigned will remit and transfer promptly to the Depositary for the account of the Purchaser all Distributions in respect of Shares tendered hereby, accompanied by appropriate assurance thereof, and the Purchaser will be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Shares tendered hereby or deduct from such purchase price the amount or value of such Distribution, as determined by the Purchaser in its sole discretion.

All authority conferred or agreed to be conferred in this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase, this tender of Shares hereby is irrevocable.

The undersigned hereby irrevocably appoints the designees of the Purchaser, and each of them, and any other designees of the Purchaser, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote at any annual, special or adjourned meeting of PacNet’s shareholders or otherwise in such manner, to execute any written consent concerning any matter, and to otherwise act as each such attorney-in-fact and proxy or his, her or its substitute shall in his, her or its sole discretion deem proper with respect to the Shares tendered hereby that have been accepted for payment by the Purchaser prior to the time any such action is taken and with respect to which the undersigned is entitled to vote (and any Distributions). This appointment is effective when, and only to the extent that, the Purchaser accepts for payment such Shares as provided in the Offer to Purchase. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for payment of such Shares in accordance with the terms of the Offer. Upon such acceptance for payment, all prior powers of attorney, proxies and consents given by the undersigned with respect to such Shares (and any Distributions) will, without further action, be revoked and no subsequent powers of attorney, proxies, consents or revocations may be given (and, if given, will not be deemed effective) by the undersigned with respect to such Shares.

The undersigned understands that the valid tender of Shares pursuant to any of the procedures described in the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms and conditions of any such extension or amendment). Without limiting the foregoing, if the price to be paid in the Offer is revised in accordance with the Offer to Purchase, the price to be paid to the undersigned will be the revised price, notwithstanding the fact that a different price is stated in this Letter of Transmittal. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Purchaser may not be required to accept for payment any of the Shares tendered hereby. The undersigned acknowledges that no interest will be paid on the offer price for tendered Shares regardless of any extension of the Offer or any delay in making such payment. All questions as to validity, form and eligibility of any tender of Shares hereby will be determined by the Purchaser (which may delegate power in whole or in part to the Depositary) and such determination shall be final and binding.

Unless otherwise indicated herein under “Special Payment Instructions,” please issue the cheque for the purchase price and/or return any certificates for Shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing under “Description of Shares Tendered.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the cheque for the purchase price and/or return any certificates for Shares not tendered or accepted for payment (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under “Description of Shares Tendered.” In the event that both the “Special Delivery Instructions” and the “Special Payment Instructions” are completed, please issue the cheque for the purchase price and/or return any certificates for Shares not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver such cheque and/or return such certificates (and any accompanying documents, as appropriate) to, the person(s) so indicated. Please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that the Purchaser has no obligation pursuant to the “Special Payment Instructions” to transfer any Shares from the name of the registered holder thereof if the Purchaser does not accept for payment any of the Shares so tendered.

IMPORTANT

SHAREHOLDER(S) SIGN HERE
(Also complete Substitute Form W-9 set forth herein)

(Signature(s) of Shareholder(s))

(Signature(s) of Shareholder(s))

Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) for the Shares or on a security position listing or by person(s) authorised to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following and see Instruction 5.

Dated: _ _, 2007

Name(s) _ _

(Please Print)

Capacity (Full Title) _ _

Address _ _

(Including Zip Code)

Daytime Area Code and Telephone Number _ _

Tax Identification or Social Security Number _ _

(You may be required to properly complete and sign an IRS Form W-9. See Substitute Form W-9 contained herein)

IF REQUIRED — GUARANTEE OF SIGNATURE(S)
(See Instruction 1 and 5)

Authorised Signature _ _

Name _ _

(Please Print)

Title _ _
(Please Print)

Name of Firm _ _

Address _ _

(Include Zip Code)

Daytime Area Code and Telephone Number _ _

Dated: _ _ 2007

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

1.  Guarantee of Signatures.  No signature guarantee is required on this Letter of Transmittal if (a) this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Instruction, includes any participant in the Book-Entry Transfer Facility’s system whose name appears on a security position listing as the owner of the Shares) of Shares tendered herewith and such registered holder has not completed either the box entitled “Special Delivery Instructions” or the box entitled “Special Payment Instructions” on this Letter of Transmittal or (b) the Shares tendered herewith are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agent Medallion Program, or other “eligible guarantor institution,” as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (such institution, an Eligible Institution). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5. If a Share certificate is registered in the name of a person other than the signer of this Letter of Transmittal, or if payment is to be made, or a Share certificate not tendered or not accepted for payment are to be returned, to a person other than the registered holder of the certificates surrendered, then the tendered Share certificate must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered holders or owners appear on the Share certificate, with the signature(s) on the certificates or stock powers guaranteed by an Eligible Institution. See Instructions 5.

2.  Requirements of Tender.  This Letter of Transmittal is to be completed by shareholders either if certificates are to be forwarded herewith or, unless an Agent’s Message is utilized, if delivery of Shares is to be made pursuant to the procedures for book-entry transfer set forth in Section 3 of the Offer to Purchase. For a shareholder validly to tender Shares pursuant to the Offer, either (a) a properly completed and duly executed Letter of Transmittal (or a facsimile thereof), together with any required signature guarantees or, in the case of a book-entry transfer, an Agent’s Message, and any other required documents, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date (as defined in the Offer to Purchase) and either certificates for the tendered Shares must be received by the Depositary at one of such addresses or the Shares must be delivered pursuant to the procedures for book-entry transfer set forth herein (and a Book-Entry Confirmation (as defined in the Offer to Purchase) must be received by the Depositary), in each case, prior to the Expiration Date, or (b) the tendering shareholder must comply with the guaranteed delivery procedures set forth below and in Section 3 of the Offer to Purchase.

Shareholders whose certificates for Shares are not immediately available or who cannot deliver their certificates and all other required documents to the Depositary or complete the procedures for book-entry transfer prior to the Expiration Date may tender their Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. Pursuant to such procedures, (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Purchaser, must be received by the Depositary prior to the Expiration Date and (c) either (i) the Share certificates together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), with any required signature guarantees, and any other documents required by this Letter of Transmittal must be received by the Depositary within three trading days after the date of execution of such Notice of Guaranteed Delivery or (ii) in the case of a book-entry transfer effected pursuant to the book-entry transfer procedures described in the Offer to Purchase, either a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof), and any required signature guarantees, or an Agent’s Message, and any other documents required by this Letter of Transmittal, must be received by the Depositary, such Shares must be delivered pursuant to the book-entry transfer procedures and a Book-Entry Confirmation must be received by the Depositary, in each case within three trading days after the date of execution of such Notice of Guaranteed Delivery. A “trading day” is any day on which the Nasdaq Global Market is open for business.

“Agent’s Message” means a message, transmitted through electronic means by the Book-Entry Transfer Facility, in accordance with the normal procedures of the Book-Entry Transfer Facility and Depositary, to and received by the Depositary and forming a part of a Book-Entry Confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the participant in the Book-Entry Transfer Facility tendering the Shares which are the subject of such Book-Entry Confirmation that such participant has received and agrees to be bound by the terms of this Letter of Transmittal and that the Purchaser may enforce such agreement against the participant. The term “Agent’s Message” shall also include any hard copy printout evidencing such message generated by a computer terminal maintained at the Depositary’s office. For Shares to be validly tendered during any subsequent offering period, the tendering shareholder must comply with the foregoing procedures except that the required documents and certificates must be received during the subsequent offering period. Delivery of documents to the Book-Entry Transfer Facility in accordance with the Book-Entry Transfer Facility’s procedures does not constitute delivery to the Depositary.

The method of delivery of Shares, this Letter of Transmittal and all other required documents, including delivery through the Book-Entry Transfer Facility, is at the election and risk of the tendering shareholder. Delivery of documents to the Book-Entry Transfer Facility in accordance with the Book-Entry Transfer Facility’s procedures does not constitute delivery to the Depositary. Shares will be deemed delivered only when actually received by the Depositary. If delivery is by mail, registered mail, with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering shareholders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

3.  Inadequate Space.  If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto.

4.  Partial Tenders (Applicable to Certificate Shareholders Only).  If fewer than all the Shares evidenced by any certificate submitted are to be tendered, fill in the number of Shares that are to be tendered in the box entitled “Number of Shares Tendered.” In any such case, new certificate(s) for the remainder of the Shares that were evidenced by the old certificate(s) will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the acceptance for payment of, and payment for, the Shares tendered herewith. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5.  Signatures on Letter of Transmittal, Stock Powers and Endorsements.  If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without any change whatsoever.

If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Purchaser of their authority so to act must be submitted.

When this Letter of Transmittal is signed by the registered owner(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made to or certificates for Shares not tendered or accepted for payment are to be issued to a person other than the registered owner(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

If the certificates for Shares are registered in the name of a person other than the signatory of this Letter of Transmittal, or if payment is to be made or certificates for Shares not tendered or not accepted for payment are to be returned to a person other than the registered holder of the certificates surrendered, the tendered certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) or owner(s) appear(s) on the certificates, with the signature(s) on the certificate(s) or stock power(s) guaranteed as aforesaid. See Instruction 1.

6.  Share Transfer Taxes.  The Purchaser will pay any share transfer taxes with respect to the transfer and sale of Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if certificate(s) for Shares not tendered or accepted for payment are to be registered in the name of, any person(s) other than the registered owner(s), or if tendered certificate(s) are registered in the name of any person(s) other than the person(s) signing this Letter of Transmittal, the amount of any share transfer taxes (whether imposed on the registered owner(s) or the other person(s)) payable on account of the transfer will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter of Transmittal.

7.  Special Payment and Delivery Instructions.  If a cheque is to be issued in the name of, and/or certificates for Shares not accepted for payment are to be returned to, a person other than the signer of this Letter of Transmittal or if a cheque is to be sent and/or such certificates are to be returned to a person other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

8.  Waiver of Conditions.  The Purchaser reserves the absolute right in its sole discretion to waive any of the specified conditions of the Offer (other than the Minimum Tender Condition (as defined in the Offer to Purchase)) in the case of any Shares tendered.

9.  Backup Withholding.  Payments made to shareholders in exchange for Shares tendered pursuant to the Offer may be subject to backup withholding of U.S. federal income tax, currently at a rate of 28%. To avoid backup withholding, U.S. stockholders that do not otherwise establish an exemption should complete and return the Substitute Form W-9 included in this Letter of Transmittal, certifying that such holder is a U.S. person, the taxpayer identification number (TIN) provided is correct, and that such holder is not subject to backup withholding. If you do not have a TIN, see the enclosed Guidelines for Certification of Taxpayer Identification Number of Substitute Form W-9 for instructions on applying for a TIN. Providing an incorrect TIN could result in a $50 penalty imposed by the Internal Revenue Service (the IRS).

Certain shareholders (including corporations) generally are not subject to backup withholding. To avoid erroneous backup withholding, exempt U.S. shareholders should complete the Substitute Form W-9 included in this Letter of Transmittal, indicating their exempt status by checking the box labelled “Exempt” in Part 2. To satisfy us and the Depositary that a non-U.S. shareholder qualifies as an exempt recipient, a non-U.S. shareholder must complete and submit an IRS Form W-8BEN or W-8ECI, as applicable, signed under penalties of perjury, attesting to the shareholder’s exempt status. Such forms may be obtained from the Depositary or at www.irs.gov.

Backup withholding is not an additional tax. Taxpayers may use amounts withheld as a credit against their U.S. federal income tax liability or may claim a refund of any excess amounts withheld by timely filing a claim for refund with the IRS.

10.  Requests for Assistance or Additional Copies.  Questions and requests for assistance may be directed to MacKenzie Partners, Inc., the Information Agent or Lazard Asia Limited, the Financial Adviser and Dealer Manager at their respective addresses listed below. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Information Agent or from brokers, dealers, banks, trust companies or other nominees.

11.  Lost, Destroyed or Stolen Certificates.  If any certificate representing Shares has been lost, destroyed or stolen, the shareholder should promptly notify the Depositary by checking the appropriate box on this Letter of Transmittal and indicating the number of Shares so lost, destroyed or stolen, or call the Transfer Agent for the Shares, The Bank of New York, at 1 (800) 507 — 9357. The shareholder will then be instructed by the Transfer Agent as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF), PROPERLY COMPLETED AND DULY EXECUTED, TOGETHER WITH ANY SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT’S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE DEPOSITARY OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING SHAREHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

THIS FORM MUST BE COMPLETED BY ALL TENDERING U.S. HOLDERS.
See Section 6 of the Offer to Purchase and the enclosed Guidelines for Certification of Taxpayer
Identification Number on Substitute Form W-9

PAYER’S NAME:
SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number and Certification	Part 1 — Taxpayer Identification Number —
Provide your taxpayer identification number (TIN) in the box at right and certify by signing and dating below.
If the account is in more than one name, see the enclosed Guidelines to determine which number to provide.
If you do not have a TIN, see the enclosed Guidelines for information on obtaining a number.	Social Security Number OR Employer Identification Number
Part 2 — Awaiting TIN ☐ Exempt ☐
Part 3 — Certification — Under penalties of perjury, I certify that:

(1) I am a U.S. person (including a U.S. resident alien);

(2) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and

(3) I am not subject to backup withholding either because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (the IRS) that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
Certification Instructions — You must cross out item (3) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return and you have been notified by IRS that you are no longer subject to backup withholding.

Signature _ _ Date _ _

Name _ _

Address _ _

City _ _ State _ _ Zip _ _

YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU ARE AWAITING (OR WILL SOON APPLY FOR) A TAXPAYER IDENTIFICATION NUMBER.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under the penalties of perjury that a taxpayer identification number has not been issued to me, and that I have mailed or delivered or I intend to mail or deliver an application in the near future, an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Centre or Social Security Administration Office. I understand that, if I do not timely provide a correct taxpayer identification number, 28% of all reportable payments made to me will be withheld.

SIGNATURE _ _      DATE _ _

Questions and requests for assistance and additional copies of the Offer to Purchase, Letter of Transmittal and other tender offer materials may be directed to the Information Agent or the Financial Adviser and Dealer Manager at the locations and telephone numbers set forth below.

The Information Agent for the Offer is:

105 Madison Avenue
New York, New York 10016
(212) 929-5500 (Call Collect)
or

Call Toll-Free (800) 322-2885
Email:tenderoffer@mackenziepartners.com

or
The Financial Adviser and Dealer Manager for the Offer is:

Lazard Asia Limited 3 Church Street #14-01 Samsung Hub Singapore 049483	Lazard Fréres & Co. LLC 30 Rockefeller Plaza New York, New York 10020

Call in Singapore.: (65) 6534 2011